UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

 Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 21, 2016

BOWL AMERICA INCORPORATED

 (Exact name of Registrant as specified in its charter)

MARYLAND	1-7829	54-0646173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6446 Edsall Road, Alexandria, VA                                   22312

(Address of Principal Executive Office)                         (Zip Code)

Registrant's telephone number, including area code: (703) 941-6300

Not Applicable

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(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

    06-21-16

BOWL AMERICA DECLARES DIVIDEND

Today Bowl America Inc. declared a regular quarterly dividend of $.17 per share payable 08-17-16 to Class A and Class B stockholders of record as of 07-12-16.

Bowl America stock is traded on the NYSE MKT with the symbol BWL A.

To confirm by telephone, please call Cheryl Dragoo, Chief Financial Officer, at 703-941-6300.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOWL AMERICA INCORPORATED

Date: June 21, 2016	/s/Leslie H. Goldberg
Leslie H. Goldberg
President